Other	9 Months Ended
Sep. 30, 2015
Other [Abstract]
Other

(10) Other

Long-Term Debt

On May 26, 2015, PSE issued $425.0 million of senior notes secured by first mortgage bonds. The notes mature in May 2045 and have an interest rate of 4.30%, which is payable semi-annually in May and November. Net proceeds of the issuance were used to fund the early retirement, including accrued interest and make-whole call premiums, of PSE’s $150.0 million 5.197% senior notes maturing in October 2015 and PSE’s $250.0 million 6.75% senior notes maturing in January 2016.

On May 12, 2015, Puget Energy issued $400.0 million of senior secured notes. The notes mature in May 2025 and have an interest rate of 3.65%, which is payable semi-annually in May and November. Net proceeds of the issuance were used to repay $299.1 million principal amount outstanding under Puget Energy’s term loans, as well as accrued interest, and to fund a special dividend to shareholders of approximately $96.7 million.

Related Party Transactions

Scott Armstrong serves on the Board of Directors of the Company, and is the president and Chief Executive Officer of Group Health Cooperative (Group Health). Group Health provides coverage to over 600,000 residents in Washington and Northern Idaho. Certain employees of PSE elect Group Health as their medical provider and as a result, PSE paid Group Health a total of $14.8 million and $17.7 million for medical coverage for the nine months ended September 30, 2015, and the year ended December 31, 2014, respectively.